Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

Current Report
Pursuant To Section 13 or 15(d) Of
The Securities Exchange Act of 1934

Date of Earliest Report Event:  August 24, 2009

Versa Card, Inc.
(Formerly “Intrepid Global Imaging 3D, Inc.”)
(Exact Name of Registrant As Specified in Its Charter)

Delaware	000-27407	98-0187705
(State Or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5225 Katy Freeway
Suite 600
Houston, Texas   77007
(Address of principal executive office) (Postal Code)

(713) 816-7303
(Registrant’s telephone number)

ITEM 8.01   OTHER EVENTS.

The purpose of this amendment is to reflect the terms of the Amended and Restated Medical Services Agreement (the “AMSA”) entered into between Versa Card, Inc. (the “Company”) and Northshore Orthopedics, Assoc., a Texas professional association (“NSO”) on August 28, 2009, effective as of August 24, 2009, which AMSA amended and restated in its entirety the Medical Services Agreement previously entered into by the parties.  The AMSA provides for the opening of the Company’s first spine injury treatment center in Houston, Texas.  Pursuant to the AMSA, NSO will operate as an independent contractor for the Company to provide medical diagnostic services for evaluation and treatment of patients with spine injuries.  The AMSA has a term of three years, and thereafter will automatically renew for three year periods.  NSO is owned by the Company’s Chief Executive Officer, William Donovan, M.D.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated August 26, 2009 (Incorporated by reference from Form 8-K filed with the SEC on August 26, 2009)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

VERSA CARD, INC.

/s/ William Donovan, M.D.
By: William Donovan, M.D.
Date: August 28, 2009	Chief Executive Officer